exhibit 24





                       Powers of Attorney
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan;

      NOW THEREFORE, each of the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and a post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.


John L. Clendenin                            September 23, 1996
John L. Clendenin                            Date
Chairman of the Board, President and
Chief Executive Officer
Director
(Principal Executive Officer)


Ronald M. Dykes                              September 23, 1996
Ronald M. Dykes                              Date
Executive Vice President,
Chief Financial Officer and
Comptroller
(Principal Financial Officer and Principal
Accounting Officer)

                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




F. Duane Ackerman
F. Duane Ackerman
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Reuben V. Anderson
Reuben V. Anderson
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




James H. Blanchard
James H. Blanchard
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




J. Hyatt Brown
J. Hyatt Brown
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Armando M. Codina
Armando M. Codina
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Marshall M. Criser
Marshall M. Criser
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Phyllis Burke Davis
Phyllis Burke Davis
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




John G. Medlin, Jr.
John G. Medlin, Jr.
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Robin B. Smith
Robin B. Smith
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




C. Dixon Spangler, Jr.
C. Dixon Spangler, Jr.
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Ronald A. Terry
Ronald A. Terry
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Thomas R. Williams
Thomas R. Williams
Director


September 23, 1996
Date
                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange
Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

      WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

      NOW THEREFORE, the undersigned hereby constitutes and appoints
John  L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and  Arlen
G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




J. Tylee Wilson
J. Tylee Wilson
Director


September 23, 1996
Date